UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 08, 2011

Law Enforcement Associates Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32565	56-2267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2609 Discovery Drive Suite 125, Raleigh, NC	27616
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (919) 872-6210

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2011, Mark White gave notice to Law Enforcement Associates Corporation (the "Registrant") that effectively immediately he was resigning from his positions as an officer of the Registrant and of the Registrant's wholly-owned subsidiary, Law Enforcement Associates, Inc. Since January of 2006, Mr. White has served as the Registrant's Senior Vice President of Technical Operations. Effective September 30, 2011, he will resign from his role as Senior Vice President of Technical Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAW ENFORCEMENT ASSOCIATES CORPORATION

By: /s/ Paul Briggs

Paul Briggs

President and Chief Executive Officer

Dated: September 13, 2011